Exhibit 25.1

securities and exchange commission
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Richard Prokosch
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
(651) 495-3918
(Name, address and telephone number of agent for service)
Sonic Automotive, Inc.
(Issuer with respect to the Securities)
SEE TABLE OF ADDITIONAL OBLIGORS

Delaware	56-2010790
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)

9.0% Senior Subordinated Notes Due 2018
Guarantees of 9.0% Senior Subordinated Notes Due 2018
(Title of the Indenture Securities)

Table of Additional Obligors

Exact Name of Registrant as Specified in its Charter (or other
Governing Document) and Address, Including Zip Code, and
Telephone Number, Including Area Code, of Registrant’s	State of	IRS Employer
Principal Executive Offices*	Organization	ID No.
ADI of the Southeast LLC	South Carolina	Not Applicable
AnTrev, LLC	North Carolina	20-0150219
Arngar, Inc.	North Carolina	56-1063712
Autobahn, Inc.	California	94-3124481
Avalon Ford, Inc.	Delaware	95-3560286
Casa Ford of Houston, Inc.	Texas	76-0430684
Cornerstone Acceptance Corporation	Florida	59-3532504
FAA Auto Factory, Inc.	California	94-3285893
FAA Beverly Hills, Inc.	California	95-4673054
FAA Capitol F, Inc.	California	94-3350030
FAA Capitol N, Inc.	California	94-3279958
FAA Concord H, Inc.	California	94-3264558
FAA Concord N, Inc.	California	94-3266151
FAA Concord T, Inc.	California	94-1730939
FAA Dublin N, Inc.	California	94-3267515
FAA Dublin VWD, Inc.	California	94-3267514
FAA Holding Corp.	California	94-3338764
FAA Las Vegas H, Inc.	Nevada	94-3330754
FAA Marin F, Inc.	California	95-4746388
FAA Marin LR, Inc.	California	94-3345066
FAA Poway G, Inc.	California	33-0792049
FAA Poway H, Inc.	California	94-3265895
FAA Poway T, Inc.	California	94-3266152
FAA San Bruno, Inc.	California	94-3264556
FAA Santa Monica V, Inc.	California	95-4746387
FAA Serramonte, Inc.	California	94-3264554
FAA Serramonte H, Inc.	California	94-3293588
FAA Serramonte L, Inc.	California	94-3264555
FAA Stevens Creek, Inc.	California	94-3264553
FAA Torrance CPJ, Inc.	California	95-4746385
FirstAmerica Automotive, Inc.	Delaware	88-0206732
Fort Mill Ford, Inc.	South Carolina	62-1289609
Fort Myers Collision Center, LLC	Florida	59-3659948
Franciscan Motors, Inc.	California	77-0112132
Frank Parra Autoplex, Inc.	Texas	75-1364201
Frontier Oldsmobile-Cadillac, Inc.	North Carolina	56-1621461
HMC Finance Alabama, Inc.	Alabama	56-2198417
Kramer Motors Incorporated	California	95-2092777
L Dealership Group, Inc.	Texas	94-1719069
Marcus David Corporation	North Carolina	56-1708384
Massey Cadillac, Inc.	Tennessee	62-1434905
Massey Cadillac, Inc.	Texas	75-2651186
Mountain States Motors Co., Inc.	Colorado	84-1172557
Ontario L, LLC	California	20-0366914
Philpott Motors, Ltd.	Texas	76-0608365
Royal Motor Company, Inc.	Alabama	63-1012554
SAI AL HC1, Inc.	Alabama	56-2169250
SAI AL HC2, Inc.	Alabama	63-1213085

Exact Name of Registrant as Specified in its Charter (or other
Governing Document) and Address, Including Zip Code, and
Telephone Number, Including Area Code, of Registrant’s	State of	IRS Employer
Principal Executive Offices*	Organization	ID No.
SAI Ann Arbor Imports, LLC	Michigan	20-0073215
SAI Atlanta B, LLC	Georgia	58-2436174
SAI Broken Arrow C, LLC	Oklahoma	73-1590233
SAI Charlotte M, LLC	North Carolina	56-2044965
SAI Clearwater T, LLC	Florida	59-3501017
SAI Columbus Motors, LLC	Ohio	31-1604259
SAI Columbus T, LLC	Ohio	31-1604285
SAI Columbus VWK, LLC	Ohio	31-1604276
SAI FL HC1, Inc.	Florida	59-3501024
SAI FL HC2, Inc.	Florida	59-3501021
SAI FL HC3, Inc.	Florida	59-3523301
SAI FL HC4, Inc.	Florida	59-3523302
SAI FL HC5, Inc.	Florida	59-3523304
SAI FL HC6, Inc.	Florida	59-3552436
SAI FL HC7, Inc.	Florida	59-2214873
SAI Fort Myers B, LLC	Florida	65-0938819
SAI Fort Myers H, LLC	Florida	65-0938812
SAI Fort Myers M, LLC	Florida	59-3535971
SAI Fort Myers VW, LLC	Florida	65-0938821
SAI GA HC1, LP	Georgia	03-0447179
SAI Georgia, LLC	Georgia	58-2399219
SAI Irondale Imports, LLC	Alabama	63-1213083
SAI Irondale L, LLC	Alabama	63-1213161
SAI Lansing CH, LLC	Michigan	Not Applicable
SAI Long Beach B, Inc.	California	26-0234207
SAI MD HC1, Inc.	Maryland	52-2172032
SAI Monrovia B, Inc.	California	20-8944726
SAI Montgomery B, LLC	Alabama	56-2139902
SAI Montgomery BCH, LLC	Alabama	63-1012553
SAI Montgomery CH, LLC	Alabama	63-1204447
SAI Nashville CSH, LLC	Tennessee	62-1708483
SAI Nashville H, LLC	Tennessee	62-1708487
SAI Nashville M, LLC	Tennessee	56-2122487
SAI Nashville Motors, LLC	Tennessee	26-1707286
SAI NC HC2, Inc.	North Carolina	26-3751321
SAI OH HC1, Inc.	Ohio	31-0743366
SAI OK HC1, Inc.	Oklahoma	74-2936323
SAI Oklahoma City C, LLC	Oklahoma	73-1618268
SAI Oklahoma City H, LLC	Oklahoma	73-1620712
SAI Oklahoma City T, LLC	Oklahoma	73-1593440
SAI Orlando CS, LLC	Florida	65-0938818
SAI Peachtree, LLC	Georgia	Not Applicable
SAI Plymouth C, LLC	Michigan	Not Applicable
SAI Riverside C, LLC	Oklahoma	73-1574888
SAI Rockville Imports, LLC	Maryland	52-2172034
SAI Rockville L, LLC	Maryland	52-2172033
SAI Stone Mountain T, LLC	Georgia	Not Applicable
SAI TN HC1, LLC	Tennessee	62-1708491
SAI TN HC2, LLC	Tennessee	62-1708490
SAI TN HC3, LLC	Tennessee	62-1708484

Exact Name of Registrant as Specified in its Charter (or other
Governing Document) and Address, Including Zip Code, and
Telephone Number, Including Area Code, of Registrant’s	State of	IRS Employer
Principal Executive Offices*	Organization	ID No.
SAI Tulsa N, LLC	Oklahoma	73-1079837
SAI Tulsa T, LLC	Oklahoma	46-0487821
SAI VA HC1, Inc.	Virginia	26-3751398
Santa Clara Imported Cars, Inc.	California	94-1705756
Sonic Advantage PA, LP	Texas	20-0163203
Sonic Agency, Inc.	Michigan	30-0085765
Sonic Automotive F&I, LLC	Nevada	88-0444271
Sonic Automotive of Chattanooga, LLC	Tennessee	62-1708471
Sonic Automotive of Nashville, LLC	Tennessee	62-1708481
Sonic Automotive of Nevada, Inc.	Nevada	88-0378636
Sonic Automotive of Texas, L.P.	Texas	76-0586658
Sonic Automotive Support, LLC	Nevada	20-0507885
Sonic Automotive West, LLC	Nevada	88-0444344
Sonic Automotive-1495 Automall Drive, Columbus, Inc.	Ohio	31-1604281
Sonic Automotive-1720 Mason Ave., DB, Inc.	Florida	59-3523303
Sonic Automotive-1720 Mason Ave., DB, LLC	Florida	57-1072509
Sonic Automotive 2424 Laurens Rd., Greenville, Inc.	South Carolina	58-2384994
Sonic Automotive – 2490 South Lee Highway, LLC	Tennessee	62-1708486
Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	South Carolina	58-2384996
Sonic Automotive-3401 N. Main, TX, L.P.	Texas	76-0586794
Sonic Automotive-3700 West Broad Street, Columbus, Inc.	Ohio	31-1604296
Sonic Automotive-4000 West Broad Street, Columbus, Inc.	Ohio	31-1604301
Sonic Automotive-4701 I-10 East, TX, L.P.	Texas	76-0586659
Sonic Automotive-5221 I-10 East, TX, L.P.	Texas	76-0586795
Sonic Automotive 5260 Peachtree Industrial Blvd., LLC	Georgia	62-1716095
Sonic Automotive-6008 N. Dale Mabry, FL, Inc.	Florida	59-3535965
Sonic Automotive-9103 E. Independence, NC, LLC	North Carolina	56-2103562
Sonic-2185 Chapman Rd., Chattanooga, LLC	Tennessee	56-2126660
Sonic – Buena Park H, Inc.	California	33-0978079
Sonic – Cadillac D, L.P.	Texas	46-0476882
Sonic – Calabasas A, Inc.	California	73-1642537
Sonic – Calabasas M, Inc.	California	20-8742825
Sonic – Calabasas V, Inc.	California	76-0728573
Sonic-Camp Ford, L.P.	Texas	76-0613472
Sonic – Capitol Cadillac, Inc.	Michigan	38-3642334
Sonic – Capitol Imports, Inc.	South Carolina	16-1616391
Sonic – Carrollton V, L.P.	Texas	75-2896744
Sonic – Carson F, Inc.	California	75-2989450
Sonic – Carson LM, Inc.	California	73-1626525
Sonic – Chattanooga D East, LLC	Tennessee	56-2220962
Sonic – Clear Lake N, L.P.	Texas	76-0597723
Sonic – Clear Lake Volkswagen, L.P.	Texas	11-3694324
Sonic – Coast Cadillac, Inc.	California	95-4711579
Sonic – Denver T, Inc.	Colorado	75-3092054
Sonic – Denver Volkswagen, Inc.	Colorado	Not Applicable
Sonic Development, LLC	North Carolina	56-2140030
Sonic Divisional Operations, LLC	Nevada	20-1890447
Sonic – Downey Cadillac, Inc.	California	73-1626782
Sonic – Englewood M, Inc.	Colorado	73-1627281
Sonic eStore, Inc.	North Carolina	01-0689836

Exact Name of Registrant as Specified in its Charter (or other
Governing Document) and Address, Including Zip Code, and
Telephone Number, Including Area Code, of Registrant’s	State of	IRS Employer
Principal Executive Offices*	Organization	ID No.
Sonic – Fort Mill Chrysler Jeep, Inc.	South Carolina	56-2044964
Sonic – Fort Mill Dodge, Inc.	South Carolina	58-2285505
Sonic-Fort Worth T, L.P	Texas	75-2897202
Sonic – Frank Parra Autoplex, L.P.	Texas	82-0552132
Sonic Fremont, Inc.	California	20-5957935
Sonic – Harbor City H, Inc.	California	95-4876347
Sonic Houston JLR, LP	Texas	20-5961741
Sonic Houston LR, LP	Texas	20-0168127
Sonic – Houston V, L.P.	Texas	76-0684038
Sonic-Integrity Dodge LV, LLC	Nevada	88-0430677
Sonic – Jersey Village Volkswagen, L.P.	Texas	42-1597939
Sonic – Lake Norman Chrysler Jeep, LLC	North Carolina	56-2044997
Sonic-Las Vegas C East, LLC	Nevada	88-0470273
Sonic-Las Vegas C West, LLC	Nevada	88-0470284
Sonic-Lloyd Nissan, Inc.	Florida	59-3560057
Sonic-Lloyd Pontiac-Cadillac, Inc.	Florida	59-3560058
Sonic – Lone Tree Cadillac, Inc.	Colorado	75-2994986
Sonic – LS, LLC	Delaware	68-0510218
Sonic – LS Chevrolet, L.P.	Texas	76-0594652
Sonic-Lute Riley, L. P.	Texas	75-2812871
Sonic-Manhattan Fairfax, Inc.	Virginia	52-2173072
Sonic – Massey Cadillac, L.P.	Texas	46-0465823
Sonic – Massey Chevrolet, Inc.	California	73-1626792
Sonic – Massey Pontiac Buick GMC, Inc.	Colorado	71-0868348
Sonic – Mesquite Hyundai, L.P.	Texas	75-3090092
Sonic Momentum B, L.P.	Texas	20-0161887
Sonic Momentum JVP, L.P.	Texas	20-0163315
Sonic Momentum VWA, L.P.	Texas	20-0163368
Sonic-Newsome Chevrolet World, Inc.	South Carolina	57-1077344
Sonic-Newsome of Florence, Inc.	South Carolina	57-1077343
Sonic-North Charleston, Inc.	South Carolina	58-2460639
Sonic-North Charleston Dodge, Inc.	South Carolina	58-2479700
Sonic of Texas, Inc.	Texas	76-0586661
Sonic – Okemos Imports, Inc.	Michigan	20-2258139
Sonic Peachtree Industrial Blvd., L.P.	Georgia	56-2089761
Sonic – Plymouth Cadillac, Inc.	Michigan	30-0040929
Sonic-Reading, L.P.	Texas	76-0605765
Sonic Resources, Inc.	Nevada	88-0508574
Sonic-Richardson F, L.P.	Texas	75-2901775
Sonic-Riverside Auto Factory, Inc.	Oklahoma	73-1591124
Sonic-Sam White Nissan, L.P.	Texas	76-0597722
Sonic – Sanford Cadillac, Inc.	Florida	01-0595473
Sonic Santa Monica M, Inc.	California	20-2610019
Sonic Santa Monica S, Inc.	California	20-4402178
Sonic – Saturn of Silicon Valley, Inc.	California	20-0163283
Sonic – Serramonte I, Inc.	California	81-0575704
Sonic-Shottenkirk, Inc.	Florida	56-3575773
Sonic – South Cadillac, Inc.	Florida	Not Applicable
Sonic-Stevens Creek B, Inc.	California	94-2261540
Sonic – Stone Mountain T, L.P.	Georgia	20-0163252

Exact Name of Registrant as Specified in its Charter (or other
Governing Document) and Address, Including Zip Code, and
Telephone Number, Including Area Code, of Registrant’s	State of	IRS Employer
Principal Executive Offices*	Organization	ID No.
Sonic Tysons Corner H, Inc.	Virginia	20-3544845
Sonic Tysons Corner Infiniti, Inc.	Virginia	20-3545061
Sonic – University Park A, L.P.	Texas	75-2963437
Sonic-Volvo LV, LLC	Nevada	88-0437180
Sonic Walnut Creek M, Inc.	California	42-1591184
Sonic – West Covina T, Inc.	California	95-4876089
Sonic-Williams Cadillac, Inc.	Alabama	63-1213084
Sonic Wilshire Cadillac, Inc.	California	20-5004388
SRE Alabama – 2, LLC	Alabama	56-2202484
SRE Alabama – 3, LLC	Alabama	56-2206042
SRE Alabama – 4, LLC	Alabama	87-0696606
SRE Alabama – 5, LLC	Alabama	20-0162209
SrealEstate Arizona-1, LLC	Arizona	86-0996112
SrealEstate Arizona-2, LLC	Arizona	88-0468215
SrealEstate Arizona-3, LLC	Arizona	88-0468217
SrealEstate Arizona-4, LLC	Arizona	88-0468213
SrealEstate Arizona-5, LLC	Arizona	86-1063441
SrealEstate Arizona-6, LLC	Arizona	42-1591193
SrealEstate Arizona-7, LLC	Arizona	20-0150251
SRE California – 1, LLC	California	74-3040427
SRE California – 2, LLC	California	74-3040911
SRE California – 3, LLC	California	45-0475638
SRE California – 4, LLC	California	74-3041078
SRE California – 5, LLC	California	47-0861563
SRE California – 6, LLC	California	41-2038013
SRE Colorado – 1, LLC	Colorado	87-0696649
SRE Colorado – 2, LLC	Colorado	87-0696643
SRE Colorado – 3, LLC	Colorado	20-0150257
SRE Florida-1, LLC	Florida	58-2560889
SRE Florida-2, LLC	Florida	58-2560900
SRE Florida-3, LLC	Florida	58-2560868
SRE Georgia-1, L.P.	Georgia	58-2560891
SRE Georgia-2, L.P.	Georgia	58-2555514
SRE Georgia-3, L.P.	Georgia	58-2554985
SRE Holding, LLC	North Carolina	56-2198745
SRE Maryland – 1, LLC	Maryland	20-0162227
SRE Maryland – 2, LLC	Maryland	20-0162236
SRE Michigan – 3, LLC	Michigan	32-0011078
SRE Nevada – 1, LLC	Nevada	88-0468209
SRE Nevada – 2, LLC	Nevada	88-0465280
SRE Nevada – 3, LLC	Nevada	88-0465279
SRE Nevada – 4, LLC	Nevada	68-0552010
SRE Nevada – 5, LLC	Nevada	73-1638705
SRE North Carolina – 1, LLC	North Carolina	20-0162253
SRE North Carolina – 2, LLC	North Carolina	20-0162267
SRE North Carolina – 3, LLC	North Carolina	20-0162281
SRE Oklahoma – 1, LLC	Oklahoma	20-0150172
SRE Oklahoma – 2, LLC	Oklahoma	87-0696541
SRE Oklahoma – 3, LLC	Oklahoma	87-0696522
SRE Oklahoma – 4, LLC	Oklahoma	20-0150244

Exact Name of Registrant as Specified in its Charter (or other
Governing Document) and Address, Including Zip Code, and
Telephone Number, Including Area Code, of Registrant’s	State of	IRS Employer
Principal Executive Offices*	Organization	ID No.
SRE Oklahoma – 5, LLC	Oklahoma	20-0150266
SRE South Carolina – 2, LLC	South Carolina	58-2560892
SRE South Carolina – 3, LLC	South Carolina	54-2106363
SRE South Carolina – 4, LLC	South Carolina	03-0431822
SRE Tennessee-1, LLC	Tennessee	56-2200186
SRE Tennessee-2, LLC	Tennessee	56-2202429
SRE Tennessee-3, LLC	Tennessee	56-2202479
SRE Tennessee-4, LLC	Tennessee	20-0162289
SRE Tennessee-5, LLC	Tennessee	20-0162295
SRE Tennessee-6, LLC	Tennessee	20-0162304
SRE Tennessee-7, LLC	Tennessee	20-0162314
SRE Tennessee-8, LLC	Tennessee	20-0162318
SRE Tennessee-9, LLC	Tennessee	20-0162324
SRE Texas-1, L.P.	Texas	74-2962385
SRE Texas-2, L.P.	Texas	74-2963860
SRE Texas-3, L.P.	Texas	74-2963859
SRE Texas-4, L.P.	Texas	45-0474729
SRE Texas-5, L.P.	Texas	77-0589837
SRE Texas-6, L.P.	Texas	90-0079415
SRE Texas-7, L.P.	Texas	33-1001169
SRE Texas-8, L.P.	Texas	82-0540594
SRE Virginia – 1, LLC	Virginia	52-2252370
SRE Virginia – 2, LLC	Virginia	20-0162340
Stevens Creek Cadillac, Inc.	California	77-0093380
Town and Country Ford, Incorporated	North Carolina	56-0887416
Village Imported Cars, Inc.	Maryland	52-0896186
Windward, Inc.	Hawaii	94-2659042
Z Management, Inc.	Colorado	84-1172797
          * The principal executive office of all of the additional obligors is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212. Their telephone number is (704) 566-2400.

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.
b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
1.	A copy of the Articles of Association of the Trustee.*

2.	A copy of the certificate of authority of the Trustee to commence business.*

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.	A copy of the existing bylaws of the Trustee.**

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of December 31, 2009 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.
* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-159463 filed on August 21, 2009.

SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 23rd of March 2010.

By:	/s/ Richard Prokosch Richard Prokosch
Vice President

By:	/s/ Raymond Haverstock Raymond Haverstock
Vice President

Exhibit 6
CONSENT
     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.
Dated: March 23, 2010

By:	/s/ Richard Prokosch Richard Prokosch
Vice President

By:	/s/ Raymond Haverstock Raymond Haverstock
Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
Exhibit 7
As of 12/31/2009
($000’s)

12/31/2009
Assets
Cash and Balances Due From	$6,198,904
Depository Institutions
Securities	43,054,635
Federal Funds	3,431,853
Loans & Lease Financing Receivables	189,772,027
Fixed Assets	4,797,639
Intangible Assets	13,399,731
Other Assets	15,721,341

Total Assets	$276,376,130

Liabilities
Deposits	$194,253,182
Fed Funds	10,148,686
Treasury Demand Notes	0
Trading Liabilities	345,396
Other Borrowed Money	31,068,244
Acceptances	0
Subordinated Notes and Debentures	7,629,967
Other Liabilities	6,705,043

Total Liabilities	$250,150,518

Equity
Minority Interest in Subsidiaries	$1,629,447
Common and Preferred Stock	18,200
Surplus	12,642,020
Undivided Profits	11,935,945

Total Equity Capital	$26,225,612

Total Liabilities and Equity Capital	$276,376,130

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.
U.S. Bank National Association
By:       /s/ Richard Prokosch
             Vice President
Date: March 23, 2010